SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 14, 2026

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SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading	Symbol	Name of each exchange on which registered
Common stock $0.5 par value	SCND	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Scientific Industries, Inc. (the “Company”) was notified that Carr, Riggs & Ingram, LLC (“CRI”) acquired, effective as of January 1, 2026, certain assets related to the capital markets practice of Berkowitz Pollack Brant Advisors + CPAs, LLP (“BPB”). On January 14, 2026, the Audit Committee of the Company’s Board of Directors simultaneously dismissed BPB as the Company’s independent registered public accounting firm and approved the appointment of CRI as the Company’s independent registered public accounting firm.

The Company had engaged BPB to serve as the independent registered public accounting firm for the period from August 22, 2025 to December 31, 2025, for the Company’s three and nine month period ended September 30, 2025 condensed consolidated financial statements and the year ended December 31, 2025 consolidated financial statements (the “Engagement Period”).  During the Engagement Period, BPB did not issue any reports on the Company’s interim condensed consolidated financial statements or annual consolidated financial statements.

During the Engagement Period and through January 14, 2026, there were no "disagreements," as that term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended ("Regulation S-K"), with BPB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the Engagement Period and through January 14, 2026, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Engagement Period and through the date of this Current Report on Form 8-K, the Company did not consult with CRI with regard to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice provided to the Company by CRI that CRI concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that BPB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 20, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description

16.1	Letter from Berkowitz Pollack Brant Advisors + CPAs, LLP, dated as of January 20, 2026, addressed to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: January 20, 2026	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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